ACQUISITION NOTE


$5,000,000                                                    New York, New York
                                                                  March 24, 1998


                  FOR VALUE RECEIVED, the undersigned UNIDIGITAL INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of CANADIAN IMPERIAL BANK OF COMMERCE (the "Lender"), at the office of Canadian Imperial Bank of Commerce located at 425 Lexington Avenue, New York, New York 10017 in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) FIVE MILLION DOLLARS ($5,000,000) and (b) the aggregate unpaid principal amount of all Acquisition Loans made by the Lender to the undersigned pursuant to Section
3.1 of the Credit Agreement referred to below. Such installments shall be payable on the dates and in the amounts set forth on Schedule 3.2 to the Credit Agreement.

                  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates per annum and on the dates as provided in Section 6.1 of the Credit Agreement referred to below, until paid in full (both before and after judgment).

                  The holder of this Acquisition Note is authorized to, and so long as it holds this Note shall, record the date, Type and amount of each Acquisition Loan made by the Lender pursuant to Section 3.1 of the Credit Agreement, each Continuation thereof and each Conversion of all or a portion thereof to another Type pursuant to Section 6.2 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto, on the schedules annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower under this Acquisition Note or under the Credit Agreement.

                  This Acquisition Note is one of the Acquisition Notes referred to in the Credit Agreement, dated as of March 24, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time parties thereto (the "Lenders") and Canadian Imperial Bank of Commerce, as Administrative Agent for the Lenders thereunder, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

                  The Borrower expressly waives diligence, presentment, protest, demand and other notices of any kind.

                  This Acquisition Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                        UNIDIGITAL INC.


                                      By/s/ William E. Dye
                                        ---------------------------------
                                        Name:  William E. Dye
                                        Title:  Chief Executive Officer

                                                                                                                       SCHEDULE A to
                                                                                                                    Acquisition Note
                                                                                                                    ----------------
                         LOANS, CONVERSIONS AND PAYMENTS
                               OF BASE RATE LOANS
                                         Amount of
                         Amount of       Base Rate
                         Eurodollar      Loans            Unpaid
            Amount       Loans           Converted        Principal
            of Base      Converted       into             Amount of      Balance of
            Rate         into Base       Eurodollar       Principal      Base Rate       Notation
Date        Loan         Rate Loans      Loans            Repaid         Loans           Made by
----        -------      ----------      ----------       ---------      ----------      --------

----        -------      ----------      ----------       ---------      ----------      --------

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

                                                                                                                       SCHEDULE B to
                                                                                                                    Acquisition Note
                                                                                                                    ----------------


                         LOANS, CONVERSIONS AND PAYMENTS
                               OF EURODOLLAR LOANS
         Amount
         of
         Euro-                                                     Amount of
         dollar          Amount of              Interest           Eurodollar
         Loan            Base Rate              Period and         Loans                              Unpaid
         (and            Loans                  Eurodollar         Converted           Amount         Principal
         Contin-         Converted              Rate with          into Base           of Prin-       Balance of
         uations         into Euro-             Respect            Rate                cipal          Eurodollar            Notation
Date     Thereof)        dollar Loans           Thereto            Loans               Repaid         Loans                 Made by
----     --------        ------------           ---------          ---------           -------        -----------           --------

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